Exhibit 2.1
                                                                 -----------

                                                                 EXECUTION COPY
                                                                 --------------

                            ASSET PURCHASE AGREEMENT

                                 By and Between

                        BUSINESS PARTNER SOLUTIONS, INC.

                                 a subsidiary of

                          SAVOIR TECHNOLOGY GROUP, INC.

                                       and

                             REAL APPLICATIONS, LTD.



                                September 8, 1998



                                             *CONFIDENTIAL MATERIAL REDACTED AND
                                            FILED SEPARATELY WITH THE COMMISSION

                             CONFIDENTIAL TREATMENT
                             ----------------------


                                TABLE OF CONTENTS
                                -----------------

                                                                            PAGE
                                                                            ----

ARTICLE 1      DEFINITIONS.....................................................1


ARTICLE 2      PURCHASE AND SALE; CLOSING......................................2

   2.1  Purchase and Sale of Assets............................................2
   2.2  Assumption of Liabilities; Assignment of Master Distributor Agreements.2
   2.3  Purchase Price.........................................................2
   2.4  Closing Date...........................................................3
   2.5  Accounting Treatment...................................................3
   2.6  Tax Treatment..........................................................3

ARTICLE 3      REPRESENTATIONS AND WARRANTIES OF REAL..........................3

   3.1  Organization, Good Standing and Qualification..........................3
   3.2  Authority..............................................................3
   3.3  Financial Statements...................................................4
   3.4  Business Changes.......................................................4
   3.5  Bankruptcy and Insolvency..............................................5
   3.6  Taxes..................................................................5
   3.7  Title to Purchased Assets..............................................5
   3.8  Customers and Sales....................................................5
   3.9  No Default.............................................................5
   3.10  Interest in Customers.................................................6
   3.11  Brokers or Finders....................................................6
   3.12  Underlying Documents..................................................6
   3.13  Full Disclosure.......................................................6
   3.14  Intellectual Property.................................................6
   3.15  Discount Schedules....................................................6
   3.16  IBM Compliance........................................................7

ARTICLE 4      REPRESENTATIONS AND WARRANTIES OF BPS...........................7

   4.1  Organization, Good Standing and Qualification..........................7
   4.2  Authority..............................................................7
   4.3  No Conflict............................................................8
   4.4  Brokers or Finders.....................................................8

ARTICLE 5      ADDITIONAL AGREEMENTS...........................................8

   5.1  Access to Information..................................................8
   5.2  Legal Conditions.......................................................9
   5.3  Good Faith.............................................................9
   5.4  Investment in Resellers................................................9
   5.5  Confidentiality........................................................9
   5.6  Employees.............................................................10
   5.7  Compliance Claims.....................................................10

                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                             CONFIDENTIAL TREATMENT
                             ----------------------


   5.8  Leasing...............................................................10
   5.9  Hardware Replacement Services.........................................10

ARTICLE 6      CONDITIONS PRECEDENT...........................................11

   6.1  Conditions to Obligations of BPS and REAL.............................11
   6.2  Conditions to Obligations of BPS......................................12
   6.3  Conditions to Obligations of..........................................12

ARTICLE 7      INDEMNIFICATION................................................13

   7.1  Indemnification by REAL...............................................13
   7.2  Indemnification by BPS................................................14
   7.3  Indemnification Procedure.............................................14

ARTICLE 8      TERMINATION, AMENDMENT AND WAIVER..............................15

   8.1  Termination...........................................................15
   8.2  Effect of Termination; Sole Remedy....................................15

ARTICLE 9      GENERAL........................................................16

   9.1  Cooperation...........................................................16
   9.2  Risk of Loss..........................................................16
   9.3  No Third Party Beneficiaries..........................................16
   9.4  Notices...............................................................16
   9.5  Binding Effect........................................................17
   9.6  Entire Agreement; Modification; Waiver................................17
   9.7  Attorneys' Fees.......................................................18
   9.8  Expenses..............................................................18
   9.9  Construction..........................................................18
   9.10  Brokerage............................................................18
   9.11  Assignment...........................................................18
   9.12  Relationship.........................................................18
   9.13  No Announcements.....................................................18
   9.14  Counterparts.........................................................18
   9.15  Severability.........................................................18
   9.16  Headings.............................................................18
   9.17  Extension; Waiver....................................................19
   9.18  Arbitration..........................................................19

                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                             CONFIDENTIAL TREATMENT
                             ----------------------


                                    EXHIBITS
                                    --------


Exhibit A               Form of Sales Agreement
Exhibit B               Disclosure Schedule
Exhibit C               Financial Statements of REAL
Exhibit D               Form of Solution Provider Agreement
Exhibit E               Form of Non-Compete Agreement
Exhibit F               Form of Facilities and Services Agreement
Exhibit G               Internal Revenue Service Form 8594
Exhibit H               Agreement of Assignment and Assumption


                                    SCHEDULES
                                    ---------


Schedule 2.1(a)         Intangibles
Schedule 2.1(c)         Permits
Schedule 2.2(a)         Assumed Sales Orders
Schedule 2.2(b)         Assigned Master Distributor Agreements
Schedule 3.8            Customers and Sales
Schedule 3.10           Customers
Schedule 3.12           Documents
Schedule 3.16           IBM Compliance Issues
Schedule 5.4            Restriction on Investment in Resellers
Schedule 5.6            Employees


                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                             CONFIDENTIAL TREATMENT
                             ----------------------


                            ASSET PURCHASE AGREEMENT


         THIS ASSET PURCHASE AGREEMENT (the "Agreement"), made and entered into as of September 8, 1998, by and between BUSINESS PARTNER SOLUTIONS, INC., a Texas corporation ("BPS"), a subsidiary of SAVOIR TECHNOLOGY GROUP, INC., a Delaware corporation ("SVTG"), and REAL APPLICATIONS, LTD., a California corporation ("REAL"),


                              W I T N E S S E T H:

         WHEREAS, BPS desires to purchase from REAL, and REAL desires to sell to BPS, certain distribution assets of REAL for cash on the terms and conditions hereinafter set forth; and

         WHEREAS, BPS desires to purchase from REAL, and REAL desires to sell to BPS, certain inventories of REAL in accordance with the terms and conditions set forth in an inventory purchase agreement (the "Sales Agreement"); and

         WHEREAS, BPS, REAL, El Camino Resources International, Inc., a California corporation ("El Camino"), David E. Harmon ("Harmon"), David A. Wolff ("Wolff") and Mel Klienman ("Klienman") intend to enter into a covenant not to compete (the "Non-Compete"); and

         WHEREAS, BPS and REAL intend to enter into a solution provider agreement (the "Solution Provider Agreement") whereby REAL will commit to purchase IBM RS/6000 and other products exclusively from BPS for a period of *** from the date of Closing; and

         WHEREAS, BPS and REAL intend to enter into a facilities services agreement whereby REAL shall provide facilities and administrative services to BPS through December 31, 1998 (the "Facilities and Services Agreement"); and

         WHEREAS, BPS and REAL intend to enter into an agreement of assignment and assumption (the "Agreement of Assignment and Assumption"):

         NOW, THEREFORE, in consideration of the covenants, warranties and mutual agreements hereinafter set forth, BPS and REAL agree as follows:


                                    ARTICLE 1

                                   DEFINITIONS
                                   -----------

         The terms defined in this Agreement shall have their respective defined meanings whenever such terms are used in this Agreement, unless the context expressly or by necessary implication otherwise requires.


                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                             CONFIDENTIAL TREATMENT
                             ----------------------


                                   ARTICLE 2

                           PURCHASE AND SALE; CLOSING
                           --------------------------

     2.1 PURCHASE AND SALE OF ASSETS. Subject to the terms and conditions set forth in this Agreement, REAL agrees to sell, convey, transfer, assign, and deliver to BPS, and BPS agrees to purchase from REAL on the Closing Date
(as defined in Section 2.4 hereof), the following assets relating to the IBM mid-range server distribution business of REAL (the "Mid-Range Distribution Business"), including, without limitation, the following (collectively, the "Purchased Assets"):

         (a) INTANGIBLES. The right to use technical know-how and goodwill used in the operation of the Mid-Range Distribution Business, including, without limitation, those listed in SCHEDULE 2.1(A) (collectively, the "Intangibles");

         (b) BOOKS AND RECORDS. All papers and records in REAL's care, custody, or control relating to the Mid-Range Distribution Business, including, without limitation, all purchasing and sales records, customer and vendor lists and all accounting and financial records; and

         (c) PERMITS. To the extent transferable, all of REAL's rights in, to or under any governmental licenses, environmental and other permits, approvals and authorizations which relate to the Mid-Range Distribution Business, including, without limitation, all those listed in SCHEDULE 2.1(C).

The Purchased Assets shall be conveyed on the Closing Date to BPS by REAL free and clear of all liabilities, obligations, liens and encumbrances.

     2.2 ASSUMPTION OF LIABILITIES; ASSIGNMENT OF MASTER DISTRIBUTOR
AGREEMENTS. BPS is not assuming any debt, liability or obligation of REAL, whether known or unknown, fixed or contingent, including, without limitation, any liabilities or obligations arising out of the operation of REAL's Mid-Range Distribution Business in the ordinary course which are unpaid as of the Closing Date or connected in any way with any retirement, medical, life, disability or other employee benefit plan of REAL. All liabilities arising from or related to REAL's operations or REAL's ownership of the Mid-Range Distribution Business and Purchased Assets through the Closing Date shall remain the responsibility of REAL. BPS shall assume inventory, performance and all other obligations associated with firm sales orders which have not shipped relating to sales which have not occurred and listed in SCHEDULE 2.2(A) and REAL shall assign to BPS and BPS shall assume all Master Distributor Agreements pertaining to REAL's customers listed in SCHEDULE 2.2(B), pursuant to the Agreement of Assignment and Assumption a form of which is attached hereto as EXHIBIT H.

     2.3 PURCHASE PRICE. As consideration for the transfer of the Purchased Assets to BPS, BPS shall deliver at the Closing, to REAL a wire transfer in immediately available funds, in an amount equal to Twelve Million Eight Hundred Seventy-Five Thousand Dollars ($12,875,000) (the "Purchase Price").

     2.4 CLOSING DATE. The closing of the transactions contemplated hereby (the "Closing") shall take place at the offices of Pillsbury Madison & Sutro LLP, 2550 Hanover Street, Palo


                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                             CONFIDENTIAL TREATMENT
                             ----------------------

Alto, California at 10:00 a.m. local time on September 8, 1998, or at such other place and/or time as the parties may agree (the "Closing Date"). Final versions of the schedules to this Agreement shall be annexed hereto on the Closing Date.

     2.5 ACCOUNTING TREATMENT. The parties intend that the purchase and sale of the Purchased Assets will be accounted for using purchase accounting.

     2.6 TAX TREATMENT. Each party hereto agrees (a) that the Purchased Assets shall be Class IV assets as that term is used in Internal Revenue Service ("IRS") Form 8594 and (b) to properly file Form 8594 a form of which is attached hereto as EXHIBIT G.


                                   ARTICLE 3

                     REPRESENTATIONS AND WARRANTIES OF REAL
                     --------------------------------------

         Except as set forth in the disclosure schedule attached hereto as EXHIBIT B, REAL hereby makes the following representations and warranties, Sections 3.3, 3.4, 3.7, 3.8, 3.9, 3.10 and 3.14 of which relate solely to the Mid-Range Distribution Business, for the benefit of BPS, which REAL warrants are true and correct as of the date of this Agreement and shall be true and correct as of the Closing Date:

     3.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. REAL is a corporation duly organized, validly existing, and in good standing under the laws of California. REAL has all necessary corporate powers to own its properties and to carry on its business as now owned and operated, is duly qualified to transact business and is in good standing in all jurisdictions in which the nature of its business or of its properties makes such qualification necessary.

     3.2 AUTHORITY. REAL has all requisite corporate power and authority to enter into this Agreement, and each of the Sales Agreement, the Covenant Not to Compete, the Solution Provider Agreement, the Facilities and Services Agreement and the Agreement of Assignment and Assumption (collectively referred to herein as the "Collateral Agreements"), subject to satisfaction of the conditions set forth herein, to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the Collateral Agreements and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of REAL. This Agreement and the Collateral Agreements have been duly executed and delivered by REAL, and constitute the valid and binding obligation of REAL, enforceable in accordance with their terms, subject to the effect of applicable bankruptcy, insolvency, reorganization or other similar laws affecting the rights of creditors and the effect or availability of rules of law governing specific performance, injunctive relief or other equitable remedies. Provided the conditions set forth in Article 7 are satisfied, the execution and delivery of this Agreement and the Collateral Agreements do not or will not, and the consummation of the transactions contemplated hereby and thereby will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation under (a) any provision of the Articles of Incorporation or the Bylaws of REAL or (b) any material agreement or instrument, permit, franchise, license, judgment or order, applicable to REAL or its properties or assets.

                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                             CONFIDENTIAL TREATMENT
                             ----------------------

         No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority (a "Governmental Entity"), is required by or with respect to REAL in connection with the execution and delivery of this Agreement or the Collateral Agreements by REAL or the consummation by REAL of the transactions contemplated hereby or thereby, except for such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal and state securities laws and the laws of any foreign country.

     3.3 FINANCIAL STATEMENTS. REAL has furnished BPS with its unaudited statements of income and retained earnings relating to the Mid-Range Distribution Business for the one-year period ended April 30, 1998, and the three-month period ended July 31, 1998, and balance sheets at, April 30, 1998 and July 31, 1998. The balance sheet at July 31, 1998 is hereinafter referred to as the "REAL Balance Sheet," and all such financial statements are hereinafter referred to collectively as the "REAL Financial Statements." The REAL Financial Statements have been and will be complete, true and accurate in all material respects and attached hereto as EXHIBIT C and, except for any interim financial statements, have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved, and are or will be in accordance with REAL's books and records, and fairly present the financial position of REAL and the results of its operations as of the date and for the periods indicated thereon, subject in the case of the unaudited portion of the REAL Financial Statements to normal year-end audit adjustments which will not be material and the absence of footnote disclosures. At the date of the REAL Balance Sheet (the "REAL Balance Sheet Date") and as of the Closing Date, REAL had and will have no liabilities or obligations, secured or unsecured (whether accrued, absolute, contingent or otherwise) not reflected on the REAL Balance Sheet or the accompanying notes thereto except for liabilities and obligations as may have arisen in the ordinary course of business prior to the date of said Balance Sheet and which, under GAAP, would not have been required to be reflected on such Balance Sheet and except for liabilities incurred in the ordinary course of business since the date of said Balance Sheet which are usual and normal in amount.

     3.4 BUSINESS CHANGES. Since April 30, 1998, except as otherwise contemplated by this Agreement or as disclosed in writing to BPS, REAL has conducted its operation of the Mid-Range Distribution Business only in the ordinary and usual course and, without limiting the generality of the foregoing:

         (a) There have been no changes in the condition (financial or otherwise), business, net worth, assets, properties, employees, operations, obligations or liabilities of the Mid-Range Distribution Business which, in the aggregate, have had or may be reasonably expected to have a materially adverse effect on the condition, business, net worth, assets, prospects, properties or operations of the Mid-Range Distribution Business.

         (b) REAL has not mortgaged, pledged, or otherwise encumbered any of the Purchased Assets.

         (c) REAL has not sold, assigned, transferred or conveyed, or committed itself to sell, assign, transfer or convey, any computer software, software programs, inventions, drawings,


                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                             CONFIDENTIAL TREATMENT
                             ----------------------

designs, customer lists, proprietary know-how or information, or other rights used in the Mid-Range Distribution Business.

     3.5 BANKRUPTCY AND INSOLVENCY. No petition in bankruptcy (voluntary or otherwise), assignment for the benefit of creditors, or petition seeking reorganization or arrangement or other action under federal or state bankruptcy laws is pending on behalf of or against REAL.

     3.6 TAXES. REAL has accurately and completely filed with the appropriate United States, state, local and foreign governmental agencies all tax returns and reports required to be filed (subject to permitted extensions applicable to such filings), and has paid or accrued in full all taxes shown as owing on such tax returns, duties, charges, withholding obligations and other governmental liabilities as well as any interest, penalties, assessments or deficiencies, if any, due to, or claimed to be due by, any governmental authority (including taxes on properties, income, franchises, licenses, sales and payrolls). (All such items are collectively referred to herein as "Taxes"). The REAL and Closing Balance Sheets fully accrue or reserve or will fully accrue or reserve all current and deferred Taxes. REAL is not a party to any pending action or proceeding, nor is any such action or proceeding threatened by any governmental authority for the assessment or collection of Taxes. No liability for Taxes has been incurred other than in the ordinary course of business. There are no liens for Taxes except for liens for property taxes not yet delinquent. REAL is not a party to any Tax sharing, Tax allocation, Tax indemnity or statute of limitations extension or waiver agreement, and in the past five (5) years has not been included on any consolidated combined or unitary return with any other entity.

     3.7 TITLE TO PURCHASED ASSETS. REAL has good and marketable title to all of the Purchased Assets free and clear of any mortgages, liens, pledges, charges, encumbrances, equities, claims, easements, covenants, conditions or restrictions.

     3.8 CUSTOMERS AND SALES. SCHEDULE 3.8 contains a correct and current list of all of the customers of Mid-Range Distribution Business together with summaries of the sales made to each customer during the most recent fiscal year. Except as indicated in SCHEDULE 3.8, REAL has no information, and is not aware of any facts, indicating that any of these customers intend to cease doing business with REAL, or materially alter the amount of the business that they are presently doing with REAL.

     3.9  NO DEFAULT.

         (a) Each of the standard customer agreements or contracts of the Mid-Range Distribution Business, to the best of REAL's knowledge, is a legal, binding and enforceable obligation by or against REAL, subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium or other similar federal or state laws affecting the rights of creditors and the effect or availability of rules of law governing specific performance, injunctive relief or other equitable remedies (regardless of whether any such remedy is considered in a proceeding at law or in equity). To REAL's knowledge, no party with whom REAL has an agreement or contract is in default thereunder or has breached any term or provision thereof which is material to the conduct of the Mid-Range Distribution Business.

         (b) REAL has performed, or is now performing, the obligations of, and REAL is not in material default (or would by the lapse of time and/or the giving of notice be in material default)


                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                             CONFIDENTIAL TREATMENT
                             ----------------------

in respect of, any contract, agreement or commitment binding upon it or its assets or properties and material to the conduct of the Mid-Range Distribution Business. No third party has raised any claim, dispute or controversy with respect to any of the executory contracts of REAL, nor has REAL received written notice or warning of alleged nonperformance, delay in delivery or other noncompliance by REAL with respect to its obligations under any of those contracts, nor are there any facts which exist indicating that any of those contracts may be totally or partially terminated or suspended by the other parties thereto.

     3.10 INTEREST IN CUSTOMERS. Neither REAL, nor any officer, director, or employee of REAL, nor any spouse or child of any of them has any direct or indirect interest in any customer of REAL listed in SCHEDULE 3.10 attached hereto.

     3.11 BROKERS OR FINDERS. REAL has not dealt with any broker or finder in connection with the transactions contemplated by this Agreement. REAL has not incurred, and shall not incur, directly or indirectly, any liability for any brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

     3.12 UNDERLYING DOCUMENTS. Included in SCHEDULE 3.12 is a list of documents which have been furnished by REAL to BPS. All such documents furnished to BPS are true and correct copies, and there are no amendments or modifications thereto that have not been disclosed to BPS.

     3.13 FULL DISCLOSURE. To the best of REAL's knowledge, any information furnished by REAL to BPS in writing pursuant to this Agreement (including the Exhibits and Schedules hereto), at any time prior to the Closing Date, does not and will not contain any untrue statement of a material fact and does not and will not omit to state any material fact necessary to make any statement, in light of the circumstances under which such statement is made, not misleading.

     3.14 INTELLECTUAL PROPERTY. REAL has no Intellectual Property (as defined herein) relating to the Mid-Range Distribution Business. The term "Intellectual Property" means the right to use trade names, trademarks, trademark registrations and applications, service marks, service mark registrations and applications, copyrights, copyright registrations and applications, patents, patent rights, trade secrets and other intangibles.

     3.15  DISCOUNT SCHEDULES.

         (a) With respect to that certain Master Managing Industry Remarketer Sales Agreement by and between REAL and TSG-Total Solutions Group ("TSG") dated as of September 11, 1996, and as amended by that certain Addendum No. 03, the discount schedule thereto shall be interpreted to mean ***. For example, but not by way of limitation, REAL offers new AS/400 systems to TSG at a price equal to
***.

         (b) With respect to that certain Master Distributor/Solution Provision Sales Agreement by and between REAL and Symatrix Technology, Inc. as successor in interest to AMX Systems, Inc. ("AMX") dated as of August 13, 1998, the discount schedule thereto shall be interpreted to mean ***. For example, but not by way of limitation, REAL offers AS/400 products to AMX at a price equal to
***.

                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                             CONFIDENTIAL TREATMENT
                             ----------------------

     3.16 IBM COMPLIANCE. Except as set forth in SCHEDULE 3.16, REAL is in compliance with REAL's IBM Business Partner Agreement with IBM dated as of January 13, 1997, and has conducted its business at all times in compliance with such agreement. REAL has not received any written notice or warning of alleged noncompliance by REAL with respect to REAL's obligations under its arrangement with IBM.


                                   ARTICLE 4
                                   ---------

                      REPRESENTATIONS AND WARRANTIES OF BPS

         BPS hereby makes the following representations and warranties for the benefit of REAL, which BPS warrants are true and correct as of the date of this Agreement and shall be true and correct as of the Closing Date:

     4.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. BPS is a corporation duly organized, validly existing, and in good standing under the laws of Texas. BPS has all necessary corporate powers to own its properties and to carry on its business as now owned and operated, is duly qualified to transact business and is in good standing in all jurisdictions in which the nature of its business or of its properties make such qualification necessary.

     4.2 AUTHORITY. BPS has all requisite corporate power and authority to enter into this Agreement and the related agreements contemplated herein, and, subject to satisfaction of the conditions set forth herein, to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the related agreements contemplated herein, and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of BPS. This Agreement and the Collateral Agreements have been duly executed and delivered by BPS and constitute the valid and binding obligation of BPS enforceable in accordance with their terms, subject to the effect of applicable bankruptcy, insolvency, reorganization or other similar federal or state laws affecting the rights of creditors and the effect or availability of rules of law governing specific performance, injunctive relief or other equitable remedies. Provided the conditions set forth in Article 7 are satisfied, the execution and delivery of this Agreement and the Collateral Agreements do not or will not, and the consummation of the transactions contemplated hereby and thereby will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation under (a) any provision of BPS's Articles of Incorporation or Bylaws, or (b) any material agreement or instrument, permit, license, judgment, order, statute, law, ordinance, rule or regulation applicable to BPS or its properties or assets.

         No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority is required by or with respect to BPS in connection with the execution and delivery of this Agreement and the related agreements contemplated herein by BPS or the consummation by BPS of the transactions contemplated hereby or thereby, except for such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable state commercial laws.


                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                             CONFIDENTIAL TREATMENT
                             ----------------------

     4.3 NO CONFLICT. The execution and delivery of this Agreement by BPS and the performance of BPS's obligations hereunder, (a) are not in violation or breach of, and will not conflict with or constitute a default under, any of the terms of the Articles of Incorporation or Bylaws of BPS or any of its subsidiaries, or any material contract, agreement or commitment binding upon BPS or any of its assets or properties; (b) will not result in the creation or imposition of any lien, encumbrance, equity or restriction in favor of any third party upon any of the assets or properties of BPS; and (c) will not conflict with or violate any applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court having jurisdiction over BPS or any of its assets or properties.

     4.4 BROKERS OR FINDERS. Except for its arrangement with Alliant Partners, BPS has not dealt with any broker or finder in connection with the transactions contemplated by this Agreement. Except for its arrangement with Alliant Partners, BPS has not incurred, and shall not incur, directly or indirectly, any liability for any brokerage or finders' fees or agents commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.


                                    ARTICLE 5
                                    ---------

                              ADDITIONAL AGREEMENTS

     5.1 ACCESS TO INFORMATION. REAL shall afford to BPS and SVTG and shall cause its independent accountants to afford to BPS and SVTG, and its accountants, counsel and other representatives, reasonable access during normal business hours to REAL's properties, books, contracts, commitments and records and to the independent accountants reasonable access to the audit work papers and other records of REAL's accountants for the audit year ended April 30, 1998, relating to the Mid-Range Distribution Business; provided, that such access does not materially impair the ability of REAL to conduct its business in the ordinary course. During such period, REAL shall use reasonable efforts to furnish promptly to BPS and SVTG (a) a copy of each report, schedule and other document filed or received by REAL pursuant to the requirements of federal and state securities laws and (b) all other information concerning the business, properties and personnel of REAL as BPS and SVTG may reasonably request. Pending the Closing (and if this Agreement is terminated, at all times after the date hereof), BPS and SVTG shall treat as confidential and will not use, submit or disclose to, or make available for inspection by any other person, or allow any other person to use or disclose, any information, materials, documents, financial statements or other data relating to REAL, its business or its owners. If this Agreement is terminated, BPS and SVTG shall promptly return to REAL any and all copies of such material, including copies prepared by BPS and SVTG.

     5.2 LEGAL CONDITIONS. Each party will take all reasonable actions necessary to comply promptly with all legal requirements which may be imposed on such party with respect to this Agreement and will promptly cooperate with and furnish information to the other party in connection with any such requirements imposed upon such other party or any subsidiary of such other party in connection with this Agreement. Each party will take, and will cause its subsidiaries to take, all reasonable actions to obtain (and to cooperate with the other party and its subsidiaries in obtaining) any consent, authorization, order or approval of, or any exemption by, any governmental authority, or other third party, required to be obtained or made by such party


                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                             CONFIDENTIAL TREATMENT
                             ----------------------

or its subsidiaries (or by the other party or its subsidiaries) in connection with this Agreement or the taking of any action contemplated thereby.

     5.3 GOOD FAITH. Each party shall act in good faith in an attempt to cause to be satisfied all the conditions precedent to its obligations and those of the other parties to this Agreement over which it has control or influence. Each party will act in good faith and take all reasonable action within its capability necessary to render accurate as of the Closing Date its representations and warranties contained in this Agreement, but in no event shall any party hereto be required to spend any amounts in connection with such actions to the extent that the party reasonably determines that such amounts or expenses are unreasonable.

     5.4 INVESTMENT IN RESELLERS. For the three-year period following the Closing, REAL agrees that it shall not directly or indirectly acquire control of or make a controlling investment in (by equity ownership or any other arrangement including but not limited to partnership, joint venture or similar interest) any reseller set forth in SCHEDULE 5.4.

     5.5  CONFIDENTIALITY.

         (a) REAL covenants and agrees that REAL shall maintain in confidence and shall cause the directors, officers, employees, agents and advisors of REAL to maintain in confidence, and not use to the detriment of BPS or SVTG any written, oral or other information obtained in confidence from BPS or SVTG in connection with this Agreement or the transactions contemplated hereby, unless
(i) such information is already known to such party or to others not bound by a duty of confidentiality or such information becomes publicly available through no fault of such party, (ii) the use of such information is necessary or appropriate in making any filing or obtaining any consent or approval required for the consummation of the transactions contemplated by this Agreement, or
(iii) the furnishing or use of such information is required by legal proceedings; provided that REAL shall provide BPS or SVTG with prompt written notice of any such requirement so that BPS or SVTG may seek a protective order or other appropriate remedy. REAL further understands and agrees that any breach of the covenants contained in this Section 5.5(a) by REAL or its directors, officers, employees, agents or advisors shall result in irreparable harm to BPS or SVTG, that money damages would not be a sufficient remedy for any such breach of the covenants contained in this Section 5.5(a) and that BPS or SVTG shall be entitled to equitable relief, including injunction and specific performance, as a remedy for any such breach. Such remedies shall not be deemed to be the exclusive remedies for a breach by REAL of the covenants contained in this
Section 5.5(a) but shall be in addition to all other remedies available at law or equity to BPS or SVTG.

         (b) BPS or SVTG covenants and agrees that BPS or SVTG shall maintain in confidence and shall cause the directors, officers, employees, agents and advisors of BPS or SVTG to maintain in confidence, and not use to the detriment of REAL any written, oral or other information obtained in confidence from REAL in connection with this Agreement or the transactions contemplated hereby, unless (i) such information is already known to such party or to others not bound by a duty of confidentiality or such information becomes publicly available through no fault of such party, (ii) the use of such information is necessary or appropriate in making any filing or obtaining any consent or approval required for the consummation of the transactions contemplated by this Agreement, or (iii) the furnishing or use of such information is required by legal proceedings; provided that BPS or SVTG shall provide REAL with prompt


                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                             CONFIDENTIAL TREATMENT
                             ----------------------

written notice of any such requirement so that REAL may seek a protective order or other appropriate remedy. BPS or SVTG further understands and agrees that any breach of the covenants contained in this Section 5.5(b) by BPS or SVTG or its directors, officers, employees, agents or advisors shall result in irreparable harm to REAL, that money damages would not be a sufficient remedy for any such breach of the covenants contained in this Section 5.5(b) and that REAL shall be entitled to equitable relief, including injunction and specific performance, as a remedy for any such breach. Such remedies shall not be deemed to be the exclusive remedies for a breach by BPS or SVTG of the covenants contained in this Section 5.5(b) but shall be in addition to all other remedies available at law or equity to REAL. This Section 5.5(b) shall not apply to any written, oral or other information obtained from REAL as part of the Purchased Assets.

     5.6  EMPLOYEES.  ***

     5.7 COMPLIANCE CLAIMS. REAL covenants and agrees REAL shall remain responsible for any and all compliance claims made by IBM relating to sales by REAL made prior to the Closing Date including without limitation those set forth on SCHEDULE 3.16.

     5.8 LEASING. El Camino shall have a right of first refusal to offer a leasing program with respect to non-IBM platform sales on terms, both as to the customer and SVTG, which are competitive to other available leasing sources. In addition, if there is a material change in the terms with respect to SVTG's existing leasing arrangements with *** or if SVTG shall in its sole determination become dissatisfied with such leasing arrangement, EL Camino shall have a right of first refusal to offer a leasing program with respect to IBM platform sales on terms, both as to the customer and SVTG, which are competitive to other available leasing sources. Each right of first refusal described herein shall automatically terminate upon the earlier of (i) the termination of the Solution Provider Agreement; or (ii) three (3) years from the date of the Closing.

     5.9 HARDWARE REPLACEMENT SERVICES. SVTG, at its option, may offer hardware replacement services (the "Hardware Replacement Services") to its customers. In the event a customer is interested in entering into a Hardware Replacement Services contract, SVTG shall refer such customer to El Camino's headquarters. In the event the customer enters into a Hardware Replacement Services contract with El Camino, SVTG shall be entitled to a one time fee equal to *** of the annual billings for the Hardware Replacement Services contract, which fee also shall become due and payable upon each renewal of such contract.


                                    ARTICLE 6
                                    ---------

                              CONDITIONS PRECEDENT

     6.1 CONDITIONS TO OBLIGATIONS OF BPS AND REAL. The obligations of BPS and REAL to consummate this Agreement shall be subject to the satisfaction on or prior to the Closing Date of the following conditions unless waived by both BPS and REAL:

         (a) GOVERNMENT APPROVALS. All authorizations, consents, orders or approvals of, or declarations or filings with, or expiration of waiting periods imposed by, any governmental


                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                             CONFIDENTIAL TREATMENT
                             ----------------------

authority necessary for the consummation of the transactions contemplated by this Agreement and the related agreements contemplated herein.

         (b) THIRD-PARTY APPROVALS. Any and all consents or approvals required from third parties relating to contracts, agreements, licenses, leases and other instruments, material to the respective businesses of BPS and REAL shall have been obtained.

         (c) LEGAL ACTION. No temporary restraining order, preliminary injunction or permanent injunction or other order preventing the consummation of this Agreement shall have been issued by any federal or state court and remain in effect, and no litigation seeking the issuance of such an order or injunction, shall be pending which, in the good faith judgment of REAL or BPS has a reasonable probability of resulting in such order, injunction or damages.

         (d) SALES AGREEMENT. BPS and REAL shall have entered into the Sales Agreement, a form of which is attached hereto as EXHIBIT A.

         (e) SOLUTION PROVIDER AGREEMENT. BPS and REAL shall have entered into the Solution Provider Agreement, a form of which is attached hereto as EXHIBIT D.

         (f) FACILITIES AND SERVICES AGREEMENT. BPS and REAL shall have entered into the Facilities and Services Agreement, a form of which is attached hereto as EXHIBIT F.

         (g) AGREEMENT OF ASSIGNMENT AND ASSUMPTION. BPS and REAL shall have entered into the Agreement of Assignment and Assumption.

         (h) HART-SCOTT-RODINO. If applicable, the waiting period applicable to the transactions contemplated by this agreement under the Hart-Scott-Rodino Act shall have expired or been terminated.

         (i) WAIVER. A consummation of the Closing shall constitute a waiver of these conditions to Closing.

     6.2 CONDITIONS TO OBLIGATIONS OF BPS. The obligations of BPS to consummate this Agreement are subject to the satisfaction on or prior to the Closing Date of the following conditions, unless waived by BPS:

         (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of REAL set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as if made at and as of the Closing Date, except as otherwise contemplated by this Agreement, and BPS shall have received a certificate or certificates signed by an authorized officer of REAL to such effect.

         (b) DUE DILIGENCE. BPS shall have completed its due diligence investigation of REAL to its good faith satisfaction.

         (c) PERFORMANCE OF OBLIGATIONS. REAL shall have performed all covenants, agreements, obligations required to be performed by it under this Agreement prior to the Closing Date, and BPS shall have received a certificate signed by an authorized officer of REAL to such effect.


                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                             CONFIDENTIAL TREATMENT
                             ----------------------

         (d) AMX AND TSG CONTRACTS. Each of AMX and TSG shall have entered into two (2) year purchase contracts with REAL and any successor to the Mid-Range Distribution Business on terms acceptable to BPS and SVTG. Such agreement shall be assigned to BPS to be effective as of the Closing Date.

         (e) NO MATERIAL ADVERSE CHANGE. There shall have been no changes in the condition (financial or otherwise), business, prospects, employees, operations, obligations or liabilities of REAL which, in the aggregate, have had or may be reasonably expected to have a materially adverse effect on the financial condition, business, or operations of REAL and the Mid-Range Distribution Business on a consolidated basis.

         (f) NON-COMPETE ARRANGEMENTS. BPS, REAL, El Camino, Harmon, Wolff and Klienman shall have entered into a Non-Compete, a form of which is attached hereto as EXHIBIT E.

         (g) REQUIRED CONSENTS. BPS or SVTG shall have received written consent from all necessary parties including IBM and IBM Credit Corporation.

         (h) WAIVER. A consummation of the Closing shall constitute a waiver of these conditions to Closing.

     6.3 CONDITIONS TO OBLIGATIONS OF REAL. The obligations of REAL to consummate the transactions contemplated hereby are subject to the satisfaction on or prior to the Closing Date of the following additional conditions unless waived by REAL:

         (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of BPS set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as if made at and as of the Closing Date, except as otherwise contemplated by this Agreement, and REAL shall have received a certificate signed by an authorized officer of BPS to such effect.

         (b) PERFORMANCE OF OBLIGATIONS OF BPS. BPS shall have performed in all material respects all obligations required to be performed by it under this Agreement prior to the Closing Date, and REAL shall have received a certificate signed by an authorized officer of BPS to such effect.

         (c) REQUIRED CONSENTS. REAL shall have received written consent from all necessary parties including IBM and IBM Credit Corporation.

         (d) WAIVER. A consummation of the Closing shall constitute a waiver of these conditions to Closing.

                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                             CONFIDENTIAL TREATMENT
                             ----------------------

                                    ARTICLE 7
                                    ---------

                                 INDEMNIFICATION

     7.1  INDEMNIFICATION BY REAL.

         (a) REAL, after the Closing and until the period ending at July 31, 1999, agrees to defend and indemnify BPS and SVTG and their respective affiliates, directors, officers and interestholders, and their respective successors and assigns (collectively, the "BPS Indemnitees"), against and hold each of them harmless from any and all losses, liabilities, taxes, claims, suits, proceedings, demands, judgments, damages, expenses and costs, including, without limitation, reasonable counsel fees, costs and expenses incurred in the investigation, defense or settlement of any claims covered by this indemnity (in this Section 7.1 collectively, the "REAL Indemnifiable Damages") which any such indemnified person may suffer or incur by reason of (i) the inaccuracy or breach of any of the representations, warranties and covenants of REAL contained in this Agreement or any documents, certificate or agreement delivered pursuant hereto; (ii) any claim by any person under any provision of any federal or state securities law relating to any transaction, event, act or omission of or by REAL occurring before or after the Closing Date; or (iii) liabilities of REAL relating to the Mid-Range Distribution Business or the Purchased Assets arising before or after the Closing not expressly assumed by BPS in Section 2.2 hereof. Nothing herein shall limit in any way BPS's remedies in the event of breach by REAL of any of its covenants or agreements hereunder which are not also a representation or warranty or for willful fraud or intentionally deceptive material misrepresentation or omission by REAL in connection herewith or with the transactions contemplated hereby.

         (b) Without limiting the generality of the foregoing but considering the limitation on indemnification provided for in Section 7.1(a), with respect to the measurement of REAL Indemnifiable Damages, BPS and SVTG shall have the right to be put in the same financial position as they would have been in had each of the representations, warranties and covenants of REAL been true and accurate or the same had not breached any such covenants or had any of the events, claims or liabilities referred to in part (a) of this Section 7.1 not occurred or been made or incurred.

         (c) Any indemnitee under this Agreement may not seek recovery under the indemnities set forth herein unless and until the REAL Indemnifiable Damages of such party are greater than $25,000, at which point such indemnity shall apply to all REAL Indemnifiable Damages.

     7.2  INDEMNIFICATION BY BPS.

         (a) BPS, after the Closing and until the period ending at July 31, 1999, agrees to defend and indemnify REAL and its respective affiliates, directors, officers and interestholders, and their respective successors and assigns (collectively, the "REAL Indemnitees"), against and hold each of them harmless from any and all losses, liabilities, taxes, claims, suits, proceedings, demands, judgments, damages, expenses and costs, including, without limitation, reasonable counsel fees, costs and expenses incurred in the investigation, defense or settlement of any claims covered by this indemnity (in this Section 7.2 collectively, the "BPS Indemnifiable Damages") which any such indemnified person may suffer or incur by reason of (i) the inaccuracy or breach of any of the representations, warranties and covenants of BPS contained in


                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                             CONFIDENTIAL TREATMENT
                             ----------------------

this Agreement or any documents, certificate or agreement delivered pursuant hereto; or (ii) any claim by any person under any provision of any federal or state securities law relating to any transaction, event, act or omission of or by BPS occurring before or after the Closing Date. Nothing herein shall limit in any way REAL's remedies in the event of breach by BPS of any of its covenants or agreements hereunder which are not also a representation or warranty or for willful fraud or intentionally deceptive material misrepresentation or omission by BPS in connection herewith or with the transactions contemplated hereby.

         (b) Without limiting the generality of the foregoing but considering the limitation on indemnification provided for in Section 7.2(a), with respect to the measurement of BPS Indemnifiable Damages, REAL shall have the right to be put in the same financial position as they would have been in had each of the representations, warranties and covenants of BPS been true and accurate or the same had not breached any such covenants or had any of the events, claims or liabilities referred to in part (a) of this Section 7.2 not occurred or been made or incurred.

         (c) Any indemnitee under this Agreement may not seek recovery under the indemnities set forth herein unless and until the BPS Indemnifiable Damages of such party are greater than $25,000, at which point such indemnity shall apply to all BPS Indemnifiable Damages.

     7.3 INDEMNIFICATION PROCEDURE. A party seeking indemnification (the "Indemnitee") shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought under this Agreement. The Indemnitee shall give prompt written notice to the party from whom indemnification is sought (the "Indemnitor") of the assertion of a claim for indemnification, but in no event longer than (a) thirty (30) days after service of process in the event litigation is commenced against the Indemnitee by a third party, or (b) sixty
(60) days after the assertion of such claim. No such notice of assertion of a claim shall satisfy the requirements of this Section 7.3 unless it describes in reasonable detail and in good faith the facts and circumstances upon which the asserted claim for indemnification is based. If any action or proceeding shall be brought in connection with any liability or claim to be indemnified hereunder, the Indemnitee shall provide the Indemnitor twenty (20) calendar days to decide whether to defend such liability or claim. During such period, the Indemnitee shall take all necessary steps to protect the interests of itself and the Indemnitor, including the filing of any necessary responsive pleadings, the seeking of emergency relief or other action necessary to maintain the status quo, subject to reimbursement from the Indemnitor of its expenses in doing so. The Indemnitor shall (with, if necessary, reservation of rights) defend such action or proceeding at its expense, using counsel selected by the insurance company insuring against any such claim and undertaking to defend such claim, or by other counsel selected by it and approved by the Indemnitee, which approval shall not be unreasonably withheld or delayed. The Indemnitor shall keep the Indemnitee fully apprised at all times of the status of the defense and shall consult with the Indemnitee prior to the settlement of any indemnified matter. Indemnitee agrees to use reasonable efforts to cooperate with Indemnitor in connection with its defense of indemnifiable claims. In the event the Indemnitee has a claim or claims against any third party growing out of or connected with the indemnified matter, then upon receipt of indemnification, the Indemnitee shall fully assign to the Indemnitor the entire claim or claims to the extent of the indemnification actually paid by the Indemnitor and the Indemnitor shall thereupon be subrogated with respect to such claim or claims of the Indemnitee.


                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                             CONFIDENTIAL TREATMENT
                             ----------------------

                                    ARTICLE 8
                                    ---------

                        TERMINATION, AMENDMENT AND WAIVER

     8.1 TERMINATION. This Agreement may be terminated at any time prior to the Closing Date:

         (a)  by mutual written consent of REAL and BPS;

         (b) by either BPS or REAL if there has been a breach of any material representation, warranty, covenant or agreement contained in this Agreement on the part of the other party to this Agreement and, if such breach is curable, such breach has not been cured within ten (10) days after written notice of such breach;

         (c) by either BPS or REAL if the Closing shall not have occurred by September 15, 1998;

         (d) by BPS if any condition to BPS's obligation to consummate this Agreement as provided in Sections 6.1 and 6.2 hereof has not been satisfied or waived by BPS;

         (e) by REAL if any condition to REAL's obligation to consummate this Agreement as provided in Sections 6.1 and 6.3 hereof has not been satisfied or waived by REAL;

         (f) by either BPS or REAL if any court or governmental entity of competent jurisdiction shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree or ruling or other action shall have become final and nonappealable; provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(f) shall not be available to any party who has not used its reasonable best efforts to cause such order to be lifted.

     8.2 EFFECT OF TERMINATION; SOLE REMEDY. Notwithstanding any provisions in this Agreement to the contrary, if the Closing does not occur, neither BPS nor REAL shall be entitled to indemnification for the falsity of any representations or warranties or a breach of any of the covenants and agreements contained herein to be performed at or prior to the Closing. In the event that this Agreement shall be terminated pursuant to Section 7.1 hereof, all further obligations of the parties hereto under this Agreement (other than pursuant to Sections 5.5 and 8.2 and Article 9 hereof) shall terminate without further liability or obligation of either party to the other party hereunder.


                                    ARTICLE 9
                                    ---------

                                     GENERAL

     9.1 COOPERATION. From and after the Closing, REAL and BPS shall cooperate fully with each other to the end that the Purchased Assets and title thereto shall be fully and effectively transferred to and conveyed to BPS. Such cooperation shall include execution and delivery of



                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                             CONFIDENTIAL TREATMENT
                             ----------------------

such instruments, consents, notices, acknowledgments, applications and other documents, as may be reasonably requested by either party hereto.

     9.2 RISK OF LOSS. Prior to the Closing, all risk of loss in connection with the Purchased Assets shall be borne by REAL. In the event any of the Purchased Assets are damaged by any casualty, REAL shall promptly notify BPS in writing of such casualty and BPS shall have the right, in its sole and absolute discretion, either to terminate this Agreement or to purchase the Purchased Assets in accordance with the terms of this Agreement. Subsequent to the Closing, all risk of loss in connection with the Purchased Assets shall be borne by BPS.

     9.3 NO THIRD PARTY BENEFICIARIES. Nothing contained in this Agreement shall be construed to confer upon or give to any person or entity other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Agreement.

     9.4 NOTICES. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail registered or certified, postage prepaid, or by Federal Express, and properly addressed as follows:

     If to BPS:                   Business Partner Solutions, Inc.
                                  c/o Savoir Technology Group, Inc.
                                  254 East Hacienda Avenue
                                  Campbell, CA 95008
                                  Attention:  Mr. James W. Dorst
                                  Chief Financial Officer
                                  Fax:  (408) 341-4762

     and                          Carlton Joseph Mertens II
                                  Business Partner Solutions, Inc.
                                  6550 No. Loop 1604 East
                                  San Antonio, TX 78247
                                  Fax:  (210) 341-9754

     with a copy to:              Pillsbury Madison & Sutro LLP
                                  2550 Hanover Street
                                  Palo Alto, CA 94304-1115
                                  Attention:  Katharine A. Martin
                                  Fax:  (650) 233-4545

     If to REAL:                  REAL Applications, Ltd.
                                  21051 Warner Center Lane
                                  Woodland Hills, CA 91367
                                  Attention:  David E. Harmon
                                  Fax:  (818) 226-6974


                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                             CONFIDENTIAL TREATMENT
                             ----------------------

     with a copy to:              El Camino Resources, Ltd.
                                  21051 Warner Center Lane
                                  Woodland Hills, CA 91367
                                  Attention: Legal Department
                                  Fax:  (818) 313-8091


     9.5 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors, assigns, heirs, executors and personal representatives.

     9.6  ENTIRE AGREEMENT; MODIFICATION; WAIVER.

         (a) This Agreement and the schedules and exhibits attached to this Agreement set forth the entire agreement of the parties hereto with respect to the matters contained herein and no prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective for any purpose. No supplement, modification or amendment to this Agreement shall be binding unless executed in writing by all of the parties. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, any waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

         (b) Specifically, the confidentiality letter agreement by and among REAL, SVTG and BPS dated as of April 24, 1998 is hereby ended and superseded by the confidentiality provisions of this Agreement set forth in Section 5.5 hereof.

     9.7 ATTORNEYS' FEES. In any action between the parties hereto seeking enforcement of any of the terms and provisions of this Agreement, the prevailing party in such action shall be entitled, in addition to damages, injunctive or other relief, to its reasonable costs and expenses, and reasonable attorneys' fees to be fixed by the court.

     9.8 EXPENSES. Each of the parties shall pay all costs and expenses incurred or to be incurred by it in negotiating and preparing this Agreement and in closing and carrying out the transactions contemplated by this Agreement.

     9.9 CONSTRUCTION. This Agreement shall be governed by and construed in accordance with the laws of the State of California as applied to agreements among California residents, made and to be performed entirely within the State of California.

     9.10 BROKERAGE. REAL and BPS (except for its arrangement with Alliant Partners) each represent that neither has negotiated nor dealt with any broker in connection with the transaction contemplated in this Agreement. REAL and BPS shall each indemnify and hold the other harmless from and against any and all claims, loss, liability, cost or expense, including reasonable attorneys' fees, arising from or relating to any claim or action by any broker with whom such party has dealt or is alleged to have dealt.


                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                             CONFIDENTIAL TREATMENT
                             ----------------------

     9.11 ASSIGNMENT. This Agreement may not be assigned by either party, by operation of law or otherwise, without the prior written consent of the other party.

     9.12 RELATIONSHIP. The relationship of the parties to this Agreement is determined solely by the provisions of this Agreement. This Agreement does not create any agency, partnership, joint venture or trust.

     9.13 NO ANNOUNCEMENTS. Until the Closing Date or such earlier time as the parties may otherwise agree, the parties agree to keep the terms of the Agreement confidential and not to disclose the same to any third party, except as required by law.

     9.14 COUNTERPARTS. This Agreement may be signed by the parties in different counterparts and the signature pages combined shall create a document binding on all parties.

     9.15 SEVERABILITY. If any provision of the Agreement is held to be invalid or unenforceable at law, that provision will be reformed as a valid provision to reflect as closely as possible the original provision giving maximum effect to the intent of the parties, or if that cannot be done, will be severed from the Agreement without affecting the validity or enforceability of the remaining provisions.

     9.16 HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     9.17 EXTENSION; WAIVER. At any time prior to the Closing, BPS or REAL may
(a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto or
(c) waive compliance with any of the agreements or conditions for the benefit thereof contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of all of the parties hereto.


                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                             CONFIDENTIAL TREATMENT
                             ----------------------

     9.18 ARBITRATION. Any controversy or claim relating to this Agreement or any breach thereof, shall be settled solely and finally by arbitration in accordance with the rules of the American Arbitration Association ("AAA") then in effect in the State of California, and judgment upon such award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The arbitrator may provide that the cost of the arbitration (including reasonable legal fees) incurred by the prevailing party will be borne by the non-prevailing party.

         IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date first above written.

                                       BUSINESS PARTNER SOLUTIONS, INC., a
                                       Texas corporation



                                       By _____________________________________

                                       Its ____________________________________


                                       REAL APPLICATIONS, LTD., a California
                                       corporation



                                       By _____________________________________

                                       Its ____________________________________


                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                             CONFIDENTIAL TREATMENT
                             ----------------------

                                    EXHIBIT A

                             FORM OF SALES AGREEMENT


                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                             CONFIDENTIAL TREATMENT
                             ----------------------

                                 SALES AGREEMENT



         This Sales Agreement (this "Agreement") is made as of September 8, 1998 (the "Effective Date") by and between Real Applications, Ltd., having its principal place of business at 21051 Warner Center Lane, Woodland Hills, California 91367 ("SELLER"), and Business Partner Solutions, Inc., a Texas corporation having offices at 6550 No. Loop 1604 East, San Antonio, Texas 78247 ("BUYER").

         In consideration of the mutual undertakings herein contained, SELLER and BUYER agree as follows:

1. SALE: SELLER agrees to sell and BUYER agrees to purchase from SELLER the machines and features listed on Attachment A (collectively, the "Equipment") on the terms specified in this Agreement. The machines and features listed in Attachment A are configured as specified in Attachment B.

2. SALES PRICE: The sales price for each machine and feature is stated as a line item on Attachment A. Subject to adjustment for BUYER's returns and SELLER's re-purchase transactions as authorized under this Agreement, BUYER will pay 100% of the sales price on the date that is *** days after the closing of the Asset Purchase Agreement between BUYER and SELLER.

3. DELIVERY, FREIGHT, COSTS, AND RISK OF LOSS: SELLER shall deliver the Equipment, on or before September 18, 1998, and BUYER shall accept delivery of the Equipment at BUYER's Fremont, California warehouse. BUYER shall bear the risk of damage and destruction from every cause once the Equipment has been delivered to BUYER. SELLER shall pay for all shipping costs to the designation(s) specified by BUYER.

4.   INSPECTION  AND  RETURN:   Attachment  A  identifies  three  categories  of
     Equipment: (a) New Machines, which are new machines to be delivered by SELLER to BUYER in IBM sealed packaging; (b) Used Machines, which are machines that are in good working order but that have been used or are otherwise delivered to BUYER in open IBM packaging; and (c) Features, which may be new or used and in good working order. BUYER shall inspect each item of Equipment upon delivery, and BUYER shall be responsible for notifying SELLER of any defect or damage to an item of Equipment or of any claim arising hereunder in accordance with the following schedule: (a) as to a New Machine, within *** days after delivery of the New Machine; (b) as to a Used Machine, within *** days after delivery of the Used Machine; and (c) as to a Feature, within *** days after delivery of the Feature. BUYER's failure to advise SELLER of such defect, damage or claim within the applicable time period specified above will release SELLER from any liability for damages therefor. If BUYER notifies SELLER of such damage or defect within the applicable time period specified above, then BUYER may return the damaged or defective Equipment to SELLER (with SELLER to pay for shipping), and BUYER will have no obligation to pay for such Equipment. If BUYER notifies SELLER that any Used Machine or Feature is missing manuals, cables, etc. within the applicable time period specified above, SELLER shall have *** days after receipt of such notice to


                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                             CONFIDENTIAL TREATMENT
                             ----------------------
     furnish the missing item(s). If SELLER fails to furnish the missing item(s) within such time period, then BUYER may return the Used Machine or Feature that is missing the item(s) to SELLER and BUYER will have no obligation to pay for such Equipment.

5. SELLER'S RE-PURCHASE RIGHT. During the period from the Effective Date up to the date that is *** days after the Effective Date, SELLER may, at its sole option, elect to repurchase any line item of Equipment, as described in Attachment A, at the price specified in Attachment A, provided that BUYER has not already sold or committed to sell such item of Equipment to a third party.

6. TITLE: Title to the Equipment shall vest in BUYER upon delivery to BUYER, provided that BUYER hereby assigns to SELLER a purchase money security interest in each item of Equipment until such time as SELLER has received payment in full for such Equipment. Upon SELLER's request, BUYER will execute such financing statements as may be necessary to evidence SELLER's security interest in the Equipment.

7. EXTRA FEATURES: If the Equipment on delivery contains any features not specified in this Agreement, SELLER at its own expense may remove them. Removal shall be performed by the manufacturer (or another party reasonably acceptable to BUYER), upon the request of SELLER and at a time reasonably convenient to BUYER.


8. TAXES: BUYER will be responsible for and shall pay when due all taxes, fees, withholdings or other charges (including any interest and penalties), if any, imposed by reason of this sale, other than taxes based on SELLER's income. BUYER will provide SELLER with a duly executed resale tax exemption certificate prior to shipment of the Equipment.

9. OPTION TO TERMINATE: SELLER may terminate this Agreement if: (1) BUYER refuses or is unable to accept delivery of any item of Equipment as required under Paragraph 3 above; (2) BUYER becomes insolvent or the subject of proceedings under any law relating to bankruptcy or the relief of debtors; or (3) BUYER fails to perform any other provision of this Agreement. SELLER's right to terminate shall be exercised by written notice to BUYER. The right of SELLER to terminate this Agreement shall not be the exclusive remedies available to it and is in addition to any other rights and remedies provided by law or this Agreement, including but not limited to the right to recover damages from BUYER.

10. FORCE MAJEURE: If SELLER is unable to deliver the Equipment because of an act of God or other cause beyond the control of SELLER, SELLER shall not be liable for such failure during the period of and to the extent of the disability, provided that if such disability continues beyond *** days, then BUYER, at its option, may terminate this Agreement. If the disability prevents or interferes with the shipment of the Equipment by the carrier which SELLER would ordinarily have used, shipment shall not be made by a more costly carrier unless BUYER advises SELLER that it will assume the additional costs.

11. MAINTENANCE, WARRANTIES AND DISCLAIMERS: SELLER warrants that it will be the owner of the Equipment when it is delivered, free and clear of any liens and encumbrances, with



                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                             CONFIDENTIAL TREATMENT
                             ----------------------

     the full right to sell the Equipment to BUYER. SELLER warrants that all New Machines will be new and delivered in sealed manufacturer's packaging and will qualify for all of the manufacturer's warranties; all Used Machines will be in good condition and in good working order; all Features will be in good condition and in good working order and all Equipment will contain all required parts, manuals, cables, etc. and be eligible for the manufacturer's standard maintenance agreement, providing BUYER contracts of such maintenance from the manufacturer prior to installation of the Equipment. BUYER, recognizing that SELLER is not the manufacturer of the Equipment, expressly waives any claim against SELLER based upon any infringement or alleged infringement of any patent, copyright or trademark with respect to the Equipment. THE FOREGOING REPRESENTATIONS AND WARRANTIES ARE EXPRESSLY IN LIEU OF ANY OTHER EXPRESS OR IMPLIED WARRANTIES, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND OF ANY OTHER OBLIGATION ON THE PART OF SELLER, THE BUYER ACKNOWLEDGES THAT IT HAS MADE THE SELECTION OF SAID EQUIPMENT BASED ON ITS OWN JUDGMENT AND EXPRESSLY DISCLAIMS ANY RELIANCE UPON STATEMENTS MADE BY SELLER, BUYER AGREES THAT SELLER WILL IN NO EVENT BE LIABLE FOR SPECIAL INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND WHATSOEVER. Notwithstanding anything to the contrary, SELLER will repair or replace or if such repair or replacement is not possible, will refund the purchase price paid for Equipment that is not covered by the manufacturer's warranty as a result of abuse, neglect or other acts or omissions by SELLER or its agents.

12. NOTICES: Any notice with regard to this Agreement shall be in writing and sent by registered or certified mail, postage prepaid, addressed as set forth in the first paragraph of this Agreement, or to any other address of which notice has been given. Notice shall be effective upon receipt or *** days from the date of mailing, whichever occurs first.

13. SOFTWARE DISCLAIMER: SELLER and BUYER acknowledge that the Equipment herein may include software ("Software") in which SELLER may have no ownership or other proprietary rights and no such title shall be transferred to BUYER hereunder. BUYER or the end-user of the Equipment and Software licensed products ("Licensee") agrees to enter into a license or other agreement for the use of the Software, and Licensee agrees that, as between BUYER, Licensee and SELLER, SELLER shall be a third party beneficiary under such license or other agreement. Any Software agreement shall be separate and distinct from this agreement, and SELLER and its assigns shall not have any rights or obligations thereunder with respect to such Software.

14.  MISCELLANEOUS:

     A. This Agreement is effective only when accepted in writing by an authorized officer of SELLER at its offices as described above. This Agreement is made in California upon acceptance, and it shall be governed by and construed in accordance with its laws, including all matters of construction, validity, performance, and enforcement.


                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                             CONFIDENTIAL TREATMENT
                             ----------------------

     B. This Agreement may not be assigned in whole or in part by either party without the prior written consent of the other, except to a purchaser of all or substantially all of the assigning party's assets or a majority of its voting stock, and any attempted assignment contrary to the requirements of this Section shall be void.

     C.   NEITHER   PARTY   WILL  BE  LIABLE  TO  THE  OTHER  FOR  ANY
          CONSEQUENTIAL, INDIRECT, PUNITIVE, SPECIAL OR INCIDENTAL DAMAGES, WHETHER FORESEEABLE OR UNFORESEEABLE, BASED ON CLAIMS OF THE OTHER PARTY OR ITS END-USERS (INCLUDING, BUT NOT LIMITED TO, CLAIMS FOR LOSS OF DATA, GOODWILL, PROFITS, INVESTMENTS, USE OF MONEY OR USE OF BPS PRODUCTS, INTERRUPTION IN USE OR AVAILABILITY OF DATA, STOPPAGE OF OTHER WORK OR IMPAIRMENT OF OTHER ASSETS, OR LABOR CLAIMS), ARISING OUT OF BREACH OF EXPRESS OR IMPLIED WARRANTY, BREACH OF CONTRACT, MISREPRESENTATION, NEGLIGENCE, STRICT LIABILITY IN TORT OR OTHERWISE, EXCEPT ONLY IN THE CASE OF DEATH OR PERSONAL INJURY WHERE AND TO THE EXTENT THAT APPLICABLE LAW REQUIRES SUCH LIABILITY.

     D. This Agreement and the Asset Purchase Agreement between BUYER and SELLER contain the entire understanding between the parties related to the subject matter of this Agreement and supersedes any prior understanding and agreements between them concerning its subject. There are no other oral or written representations, agreements, or understandings between them related to the subject matter of this Agreement. This Agreement may be amended, and rights under it may be waived, only in writing.

     E. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original and of equal force and effect.

     G. F. In the event either party to this Agreement shall elect to enforce the terms and conditions of this Agreement in any arbitration or litigation, the prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs, including those incurred on appeal, as determined by the arbitration or court. Any controversy or claim relating to this Agreement or any breach thereof shall be settled solely and finally by arbitration in accordance with the rules of the American Arbitration Association ("AAA") then in effect in the State of California, and judgment upon such award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The arbitrator may provide that the cost of the arbitration (including reasonable legal fees) incurred by the prevailing party) will be borne by the non-prevailing party.

     H. This Agreement will be governed by and interpreted in accordance with the laws of the State of California, excluding its conflict of law principles. Subject to the dispute resolution requirements set forth in Section G above, each party consents to the exclusive jurisdiction and venue of the courts located in and serving Santa


                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                             CONFIDENTIAL TREATMENT
                             ----------------------

          Clara County, California in all matters arising out of or relating to this Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective duly authorized representatives.

SELLER:                                 BUYER:

REAL APPLICATIONS, LTD.

                                        By:____________________________
By:____________________________
                                        Name:__________________________
Name: _________________________
                                        Title:_________________________
Title:_________________________
                                        Date:__________________________
Date:__________________________

                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                             CONFIDENTIAL TREATMENT
                             ----------------------

                                   BUY NUMBER



KNOW ALL PEOPLE BY THESE PRESENTS:

That ____________________ (hereinafter called "Seller"), for valuable consideration, the receipt whereof is hereby acknowledged, hereby grants, transfers and conveys unto ________________________ (hereinafter called "Buyer"), its successors and assigns, certain items of equipment set forth on the Attachment A to have and to hold the aforesaid equipment unto Buyer, its successors and assigns, forever, and Seller for itself and its successors and assigns, covenants with Buyer that Seller is the lawful owner of the aforesaid equipment and has the right to sell the same, and warrants that said items of equipment are free from all encumbrances and liens, and that it will warrant and defend the same against all claims and demands of all persons:

IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed in its name by its proper officers, this _____ day of _____________, 1998.

                                     SELLER


                                     By:_____________________________________

                                     Title:__________________________________



                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                             CONFIDENTIAL TREATMENT
                             ----------------------


                                  ATTACHMENT A


                                       ***




                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                             CONFIDENTIAL TREATMENT
                             ----------------------

                                  ATTACHMENT B


                                       ***




                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                             CONFIDENTIAL TREATMENT
                             ----------------------

                                    EXHIBIT B

                             REAL APPLICATIONS, LTD.

                            ASSET PURCHASE AGREEMENT

                               DISCLOSURE SCHEDULE


         Following are exceptions to the representations and warranties of REAL Applications, Ltd. ("REAL") set forth in Article 3 of the Asset Purchase Agreement, dated August 31, 1998, by and among REAL and Business Partner Solutions, Inc. (the "Agreement"). All of the exceptions stated herein shall constitute exceptions to each and all of the representations and warranties in
Article 3 of the Agreement to which they may relate, whether or not so itemized. Section numbers used herein correspond to section numbers in the Agreement. Capitalized terms not defined herein shall have the meanings given to them in the Agreement.

         SECTION 3.4(B). Fleet Bank ("Fleet") has a blanket lien on all of the assets of REAL, including intangibles. No consent of Fleet is required for the transactions contemplated by this Agreement and the Collateral Agreements. Fleet's lien is automatically released with respect to the Purchased Assets upon payment to REAL. The purchase price will be wire transferred to REAL's account at Fleet.

         SECTION 3.8.  See Section 3.4(b) hereof.

         SECTION 5.1. The Mid-Range Distribution Business is a division of REAL Applications, Ltd. No separate reporting exists specifically as to the Mid-Range Distribution Business, except for an internal P&L and other revenue related reporting. REAL Applications, Ltd. is a wholly owned subsidiary of El Camino Resources, Ltd. While El Camino has had full audited financials for many years, REAL's first audit was for the period ended April 30, 1997, for which period only a balance sheet was prepared. For the fiscal year ended April 30, 1998, REAL will have its first full audit, including a cash flow statement and income statement. The audit is in progress and is anticipated to close prior to August 30th. Work papers associated with the April 30, 1997 audit are not extensive. Very little information for this first audit relates specifically to the Midrange Distribution Business.


                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                             CONFIDENTIAL TREATMENT
                             ----------------------


                                    EXHIBIT C

                          FINANCIAL STATEMENTS OF REAL


                                      ***




                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                            CONFIDENTIAL TREATMENT
                             ----------------------

                                    EXHIBIT D

                       FORM OF SOLUTION PROVIDER AGREEMENT





                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                             CONFIDENTIAL TREATMENT
                             ----------------------

                                    EXHIBIT E

                          FORM OF NON-COMPETE AGREEMENT


         THIS AGREEMENT NOT TO COMPETE (the "Non-Compete"), made and entered into as of September 8, 1998 by and among BUSINESS PARTNER SOLUTIONS, INC., a Texas corporation ("BPS"), a subsidiary of SAVOIR TECHNOLOGY GROUP, INC., a Delaware corporation ("SVTG"), EL CAMINO RESOURCES INTERNATIONAL, INC., a California corporation ("El Camino"), DAVID E. HARMON ("Harmon"), DAVID A. WOLFF ("Wolff") and MEL KLEINMAN ("Kleinman") and REAL APPLICATIONS, LTD., a California corporation ("REAL"),

                              W I T N E S S E T H:

         WHEREAS, pursuant to the terms of that certain Asset Purchase Agreement, dated as of September 8, 1998 (the "Agreement"), by and between BPS and REAL, REAL intends to sell, convey, transfer, assign and deliver REAL's assets relating to its IBM mid-range server distribution business, together with the associated goodwill (the "Assets"), to BPS in exchange for certain consideration; and

         WHEREAS, this Non-Compete is a condition precedent to the transaction contemplated in the Agreement and BPS would not enter into the Agreement absent the execution by each of El Camino, Harmon, Wolff, Kleinman and REAL of this Non-Compete:

         NOW, THEREFORE, in consideration of the above recitals and the mutual promises contained in this Non-Compete and for other and further valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. DEFINITIONS. Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in the Agreement.

         2. TERM. BPS, El Camino, Harmon, Wolff, Kleinman and REAL hereby enter into this Non-Compete for a term ending ***.

         3. CONSIDERATION FOR COVENANT NOT TO COMPETE. The sole consideration for the faithful performance of the obligations specified in Section 4 hereof by El Camino, Harmon, Wolff, Kleinman and REAL shall be the consideration received by REAL under the Agreement.

         4. AGREEMENT NOT TO COMPETE. The parties hereto agree that for the term of this Non-Compete, El Camino, Harmon, Wolff, Kleinman and REAL, and their affiliates will not, in any of the jurisdictions set forth in EXHIBIT A hereto, directly or indirectly: (i) engage in the two-tier IBM mid-range server distribution business (a "Competing Business"); (ii) acquire an interest exceeding a five percent (5%) equity interest in any entity which is engaged in a Competing Business; provided that should REAL or El Camino acquire an interest in a Competing Business exceeding five percent (5%) in connection with an acquisition, merger, consolidation or similar transaction, REAL or El Camino shall divest such Competing Business within six (6) months of such acquisition, merger, consolidation or similar transaction; (iii) assist any other person or entity to be so engaged; or (iv) approach, contact or solicit any then current employee of SVTG and/or BPS or any affiliate of SVTG and/or BPS to leave the employ of SVTG and/or BPS or any of its affiliates without the prior written consent of SVTG and/or BPS.


                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                             CONFIDENTIAL TREATMENT
                             ----------------------
         5. NON-SOLICITATION BY BPS OR SVTG. The parties hereto agree that for the term of this Non-Compete, BPS and SVTG will not, in any of the jurisdictions set forth in EXHIBIT A hereto, directly or indirectly, approach, contact or solicit any then current employee of REAL or any affiliate of REAL to leave the employ of REAL or any of its affiliates without the prior written consent of REAL.

         6.  INTERPRETATION.

         (a) El Camino, Harmon, Wolff, Kleinman and REAL recognize that the foregoing covenant in Section 4, and the territorial, time and other limitations with respect thereto, are reasonable and properly required for the adequate protection of the acquisition of the Assets by BPS, and agree that such limitations are reasonable with respect to the business activities of El Camino, Harmon, Wolff, Kleinman and REAL.

         (b) The parties recognize that the laws and public policies of the various states of the United States and the District of Columbia may differ as to the validity and enforceability of covenants similar to those contained in
Section 4. It is the intention of the parties that the provisions of Section 4 shall be enforced to the fullest extent permissible under the laws and public policies of the State of California and of any other jurisdiction in which enforcement may be sought, but that the unenforceability (or the modification to conform with such laws or public policies) of any provisions hereof shall not render unenforceable or impair the remainder of Section 4. To the extent that
Section 4 shall be declared unenforceable in any one or more of such jurisdictions, such declaration shall not affect Section 4 with respect to each other jurisdiction, as Section 4 shall be construed to be severable and independent. If any provision of Section 4 shall be determined to be invalid or unenforceable, either in whole or in part, Section 4 shall be deemed amended to delete or modify, as necessary, the offending provisions and to alter the balance of Section 4 in order to render the same valid and enforceable to the fullest extent permissible as aforesaid.

         7. REMEDIES. In the event of a breach or a threatened breach of any of the covenants contained in Section 4, SVTG and BPS shall, in addition to the remedies provided by law, have the right and remedy to have such covenants specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that any material breach of any of the covenants will cause irreparable injury to SVTG and BPS and that money damages will not provide an adequate remedy to SVTG and BPS.

         8. SUCCESSORS AND ASSIGNS. This Non-Compete shall inure to the benefit of the successors and assigns of SVTG and BPS. Neither El Camino, Harmon, Wolff, Kleinman nor REAL may assign its obligations hereunder, and any such proposed assignment shall be void. Subject to the foregoing, this Non-Compete shall inure to the benefit of, and bind the successors and assigns of El Camino, Harmon, Wolff, Kleinman and REAL.

         9. WAIVER. The failure of any party to insist, in any instance, upon performance of any of the terms or conditions of this Non-Compete shall not be construed as a waiver of future performance of any such term or condition, and the obligations of any party with respect thereto shall continue in full force and effect.


                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                             CONFIDENTIAL TREATMENT
                             ----------------------
         10. EFFECTIVENESS. The effectiveness of this Non-Compete is expressly conditioned on the closing of the transaction specified in the Agreement.

         11. ENTIRE AGREEMENT. This Non-Compete and the Agreement set forth the entire agreement between the parties with respect to the subject matter hereof and may be amended only by an agreement in writing signed by the party against whom enforcement of any amendment is sought.

         12. NOTICES. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail registered or certified, postage prepaid, or by Federal Express, and properly addressed as follows:

If to BPS:                        Business Partner Solutions, Inc.
                                  c/o Savoir Technology Group, Inc.
                                  254 East Hacienda Avenue
                                  Campbell, CA 95008
                                  Attention:  Mr. James W. Dorst
                                  Chief Financial Officer
                                  Fax:  (408) 341-4762

and                               Carlton Joseph Mertens II
                                  Business Partner Solutions, Inc.
                                  6550 No. Loop 1604 East
                                  San Antonio, TX 78247
                                  Fax:  (210) 341-9754

with a copy to:                   Pillsbury Madison & Sutro LLP
                                  2550 Hanover Street
                                  Palo Alto, CA 94304-1115
                                  Attention:  Katharine A. Martin
                                  Fax:  (650) 233-4545

If to REAL:                       REAL Applications, Ltd.
                                  21051 Warner Center Lane
                                  Woodland Hills, CA 91367
                                  Attention:  David E. Harmon
                                  Fax:  (818) 226-6974

with a copy to:                   El Camino Resources, Ltd.
                                  21051 Warner Center Lane
                                  Woodland Hills, CA 91367
                                  Attention: Legal Department
                                  Fax:  (818) 313-8091


                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                             CONFIDENTIAL TREATMENT
                             ----------------------

         13. GOVERNING LAW. This Non-Compete and its validity, construction and performance shall be governed in all respects by the internal laws of the State of California without giving effect to principles of conflict of laws.

         14. ATTORNEYS. Pillsbury Madison & Sutro LLP has only represented BPS in connection with this transaction. Each of El Camino, Harmon, Wolff, Kleinman and REAL has had an opportunity to consult with its counsel regarding the terms of this Non-Compete.

         15. COUNTERPARTS. This Agreement may be signed by the parties in different counterparts and the signature pages combined shall create a document binding on all parties.

         IN WITNESS WHEREOF, the parties have hereto executed this Non-Compete as of the date first written above.


EL CAMINO RESOURCES                      BUSINESS PARTNER SOLUTIONS, INC.,
INTERNATIONAL, INC., a California        a Texas corporation
corporation


By ________________________________     By ________________________________

Its _______________________________     Its _______________________________


                                        REAL APPLICATIONS, LTD., a California n
___________________________________     corporatio
          David E. Harmon
                                        By ________________________________

___________________________________     Its _______________________________
          David A. Wolff


___________________________________
          Mel Kleinman


                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                             CONFIDENTIAL TREATMENT
                             ----------------------

                                    EXHIBIT A
                                    ---------

I.   CALIFORNIA COUNTIES:
     -------------------

1.  Alameda                                  23.  Riverside
2.  Alpine                                   24.  Sacramento
3.  Calaveras                                25.  San Benito
4.  Contra Costa                             26.  San Bernardino
5.  El Dorado                                27.  San Diego
6.  Fresno                                   28.  San Francisco
7.  Glenn                                    29.  San Joaquin
8.  Kern                                     30.  San Luis Obispo
9.  Kings                                    31.  San Mateo
10. Lake                                     32.  Santa Barbara
11. Los Angeles                              33.  Santa Clara
12. Madera                                   34.  Santa Cruz
13. Marin                                    35.  Sierra
14. Mariposa                                 36.  Siskiyou
15. Mendocino                                37.  Solano
16. Merced                                   38.  Sonoma
17. Monterey                                 39.  Stanislaus
18. Napa                                     40.  Sutter
19. Nevada                                   41.  Ventura
20. Orange                                   42.  Yolo
21. Placer                                   43.  Yuba
22. Plumis


II.      UNITED STATES.  All of the States of the United States other than
         California.

III.     CANADA, MEXICO, AND PUERTO RICO.


                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                             CONFIDENTIAL TREATMENT
                             ----------------------

                                    EXHIBIT F

                        FACILITIES AND SERVICES AGREEMENT





                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                             CONFIDENTIAL TREATMENT
                             ----------------------

                        FACILITIES AND SERVICES AGREEMENT
                        ---------------------------------


         THIS FACILITIES AND SERVICES AGREEMENT (this "Agreement"), dated as of September 8, 1998, (the "Effective Date") is made by and between BUSINESS PARTNER SOLUTIONS, INC., a Texas corporation ("BPS"), having offices at 6550 No. Loop 1604 East, San Antonio, Texas 78247, and REAL APPLICATIONS, LTD., a California corporation ("REAL"), having offices at 21051 Warner Center Lane, Woodland Hills, California 91367.


                                    RECITALS


         A. BPS has purchased REAL's mid-range distribution business as of the Effective Date pursuant to that certain Asset Purchase Agreement of even date herewith by and between BPS and REAL.

         B. BPS desires to share the facilities of REAL located at 21051 and 21011 Warner Center Lane, Woodland Hills, California 91367 (the "Facilities") with REAL, and REAL desires to share the Facilities with BPS.

         C. The parties mutually desire to establish an arrangement whereby REAL may provide certain Services (as defined below) to BPS.

         NOW, THEREFORE, in consideration of the foregoing, the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

          1. TERM. Unless earlier terminated in accordance with Section 9 below, the term of this Agreement shall be the period that commences on the Effective Date and that continues through *** (the "Agreement Term").

          2.  THE PREMISES.

         (a) OCCUPANCY. REAL hereby agrees that BPS shall be permitted to occupy and utilize the following portions of the Facilities during the Agreement Term:
The portions of the facility located at 21051 Warner Center Lane that currently are used and / or occupied by administrative personnel who will provide the Services; and the portions of the facility located at 21011 Warner Center Lane that currently are used and / or occupied by sales personnel who will provide the Services (the "Premises"). (b) OBLIGATIONS FOR THE Premises. REAL will deliver the Premises to BPS on the Effective Date in good repair. REAL agrees that during the Agreement Term, all obligations relating to the Premises, including without limitation, obligations of maintenance, repair, upkeep, taxes, utilities (excluding communications) and all other costs pertaining to the Premises shall for all purposes be borne exclusively by REAL. REAL shall maintain telephones, telephone wiring, modems, data and electrical needs,


                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                             CONFIDENTIAL TREATMENT
                             ----------------------

including without limitation wiring, construction, locks and so forth, in at least the same manner as REAL currently provides and maintains such equipment for the administrative and sales personnel who will be providing the Services to BPS.

         (c) JANITORIAL. REAL will deliver the Premises to BPS in clean condition, and REAL will provide at its sole expense ordinary and reasonable janitorial services for the Premises.


          3.  SERVICES.

         (a) PROVISION OF SERVICES. In consideration for the payments received by REAL under Section 2.3 of the Asset Purchase Agreement, REAL shall provide to BPS upon BPS's request the services set forth on SCHEDULE A to this Agreement (the "Services") during the Agreement Term.

         (b) TERMINATION OF SERVICES. BPS may terminate the Services upon *** days' written notice to REAL.

          4.  INSURANCE.

         (a) REAL REQUIREMENTS. REAL will maintain, during the Agreement Term, at its sole expense at least the same level of insurance coverage that REAL maintained for the Facilities and REAL operations prior to the Effective Date, and such insurance shall be adequate to protect REAL and BPS from any liabilities, losses, damages and expenses arising from REAL's provision of the Services and/or the Premises. Such insurance shall include but not be limited to workers' compensation insurance as required by the laws of the state in which the Services are provided, commercial general liability insurance providing bodily injury and property damage coverage.Promptly after the Effective Date, REAL shall (i) name BPS as an additional named insured on all such insurance policies, (ii) name both Facilities (including the Premises) as an insured location on all applicable insurance policies, and (iii) furnish BPS with a certificate evidencing such coverage. The certificate and policies shall also provide that REAL's policies will not be canceled or materially altered without *** days prior written notice to BPS.

         (b) BPS REQUIREMENTS. BPS will procure and maintain at its sole expense full and adequate insurance coverage of all of its property and equipment that is located within the Facilities and of BPS's operations conducted from within the Facilities so as to protect itself and REAL from any liabilities, losses, damages and expenses arising from BPS's activities within the Facilities. Such insurance shall include but not be limited to workers' compensation insurance as required by the laws of the state in which BPS is conducting its activities under this Agreement, commercial general liability insurance providing bodily injury and property damage coverage with a combined single limit of at least the same level at which BPS insures other similar operations.. Promptly after the Effective Date, BPS shall (i) name REAL as an


                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                             CONFIDENTIAL TREATMENT
                             ----------------------

additional named insured on all such insurance policies, (ii) and furnish BPS with a certificate evidencing such coverage.


          5. INDEPENDENT CONTRACTOR. It is understood and agreed that REAL is an independent contractor hereunder and therefore has full and sole responsibility for compliance with all applicable federal, state and local laws, ordinances and regulations, relating to employment, labor, wages, benefits, taxes, fire and safety, and other matters in conjunction with the Services to be performed hereunder, including the obtaining of all necessary permits and licenses. REAL is responsible for the conduct of its employees and agents and will in addition promptly remove any who may be objectionable to BPS from providing Services hereunder.

          6.  INDEMNIFICATION.

         (a) BY REAL. REAL will indemnify, defend and hold harmless BPS and each of its officers, directors, employees, affiliates and subsidiaries against any and all losses, liabilities, damages, claims, demands, costs, obligations, deficiencies and expenses (including without limitation interest, penalties, court costs, expert witness fees and expenses, consultants' fees and expenses and attorney's fees and expenses) (collectively, "Losses") arising from or in connection with: (i) the Services or Premises; (ii) negligence or breach of this Agreement by REAL, its directors, officers, employees and/or agents; or (iii) any Hazardous Materials (as defined below) that may be present on, in, around, below or originating from the Facility other than any Hazardous Materials brought to the Facility by BPS. "Hazardous Material" means any material, substance, waste or component thereof (whether a liquid, solid, or gas) that is prohibited, controlled, or regulated by any governmental entity having jurisdiction as a contaminant, pollutant, toxic substance, radioactive substance, hazardous waste, hazardous substance, hazardous material or petroleum, its derivatives, by-products or other hydrocarbons, pursuant to any applicable United States, state, or local environmental or health and safety law, rule or regulation.

         (b) BY BPS. BPS will indemnify, defend and hold harmless REAL and each of its officers, directors, employees, affiliates and subsidiaries against any and all losses, liabilities, damages, claims, demands, costs, obligations, deficiencies and expenses (including without limitation interest, penalties, court costs, expert witness fees and expenses, consultants' fees and expenses and attorney's fees and expenses) (collectively, "Losses") arising from or in connection with: (i) BPS' negligence in the use of the Premises or Services or breach of this Agreement by BPS, its directors, officers, employees and/or agents; or (iii) any Hazardous Materials (as defined below) that are brought to the Facility by BPS. "Hazardous Material" means any material, substance, waste or component thereof (whether a liquid, solid, or gas) that is prohibited, controlled, or regulated by any governmental entity having jurisdiction as a contaminant, pollutant, toxic substance, radioactive substance, hazardous waste, hazardous substance, hazardous material or petroleum, its derivatives, by-products or other hydrocarbons, pursuant to any applicable United States, state, or local environmental or health and safety law, rule or regulation.


                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                             CONFIDENTIAL TREATMENT
                             ----------------------

          7.  CONFIDENTIAL INFORMATION.

         (a) Each party may encounter or receive information that the other party to this agreement considers to be confidential or proprietary ("Confidential Information"). Each party will endeavor to notify the other party of specific information which is Confidential Information by suitably labeling written or other tangible representations of the Confidential Information as such, or by written, oral or visual instructions as to the nature and expected care to be accorded to the Confidential Information, however it is possible that there may be occasions when such notice or instruction is not given. Accordingly, each party will ensure that it and its employees who have access to such Confidential Information will exercise care to protect and preserve in strict confidence and not to use for any purpose or disclose to any third party any Confidential Information of the other party. In no event shall the receiving party use less than the same degree of care to protect the Confidential Information of the other party as it would employ with respect to its own information of like importance that it does not want to have published or disseminated.

         (b) EXCEPTIONS. Notwithstanding anything in this Agreement to the contrary, the foregoing restrictions on use and disclosure of Confidential Information shall not apply to information that: (i) has become known to the general public, without the fault or breach of the receiving party, (ii) the receiving party independently developed without the use of any Confidential Information, as evidenced by written records; or (iii) the receiving party rightfully obtains from a third party who has the right to transfer or disclose it.

         (c) The Confidential Information includes, but is not limited to: (i) technical information concerning the design or development of products or processes; (ii) applications being prepared or which have been submitted to domestic federal, state, or municipal, or foreign, government agencies to pursue protection or preservation of intellectual property rights or to obtain approval for marketing or distribution of products or for practicing processes; (iii) trade secret information not generally known by competitors; (iv) financial business information; (v) lists of customers or suppliers, or the nature, purpose, or schedule of specific transactions with customers or suppliers; (vi) equity or debt transactions; and (vii) any information that a party knows or reasonably should know is confidential or proprietary information of the other party. In particular, but without limitation, REAL agrees that all documents and tangible items provided to REAL by BPS or created by REAL for use in connection with the provision of Services to BPS are the property of BPS and shall be promptly returned to BPS on termination of such provision of Services together with all copies, recordings, abstracts, notes or reproductions of any kind made from or about the documents and tangible items or the information they contain. REAL represents that all REAL employees and contractors that provide Services to REAL are already or will be subject to a written agreement with REAL and / or REAL employment policies that prohibit the unauthorized use or disclosure of BPS Confidential Information. In particular, but without limitation, BPS agrees that any REAL Confidential Information shall be promptly returned to REAL on termination of this Agreement together with all copies, recordings, abstracts, notes or reproductions of any kind made from or about the documents and tangible items or the information they contain.


                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                             CONFIDENTIAL TREATMENT
                             ----------------------

BPS represents that all BPS employees and contractors are already or will be subject to a written agreement with BPS and / or BPS employment policies that prohibit the unauthorized use or disclosure of REAL Confidential Information.

          8. FURTHER ASSURANCES. REAL and BPS shall execute such further documents and instruments, requested by either party, as may be necessary or reasonably desirable to consummate the transactions contemplated herein.

          9. TERMINATION. This Agreement may be terminated: (i) by BPS on *** days' notice with or without cause; and (ii) by either party to this Agreement upon *** days' notice to the other party if such other party materially breaches this Agreement and fails to cure the breach within *** days of such notice.

          10.  GENERAL.

         (a) NOTICE. All notices required or permitted by this Agreement will be given in writing, delivered in person, or by courier, or by certified or registered mail, postage prepaid, or by facsimile or other recognized form of electronic transmission, addressed to REAL or BPS, as the case may be, as set forth above or to such change of address as is given by notice, and will be effective upon mailing or transmission.

         (b) GOVERNING LAW; CONSTRUCTION. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to any conflict of laws principles thereunder. This Agreement shall be deemed to have been drafted by both of the parties hereto, and no rule of construction shall be applied in favor of or against either party hereto.

         (c) LIMITATION ON LIABILITY. EXCEPT FOR CLAIMS ARISING OUT OF A BREACH OF SECTION 7 ABOVE, NEITHER PARTY WILL BE LIABLE TO THE OTHER FOR ANY CONSEQUENTIAL, INDIRECT, PUNITIVE, SPECIAL OR INCIDENTAL DAMAGES, WHETHER FORESEEABLE OR UNFORESEEABLE, BASED ON CLAIMS OF THE OTHER PARTY OR ITS END-USERS (INCLUDING, BUT NOT LIMITED TO, CLAIMS FOR LOSS OF DATA, GOODWILL, PROFITS, INVESTMENTS, USE OF MONEY OR USE OF BPS PRODUCTS, INTERRUPTION IN USE OR AVAILABILITY OF DATA, STOPPAGE OF OTHER WORK OR IMPAIRMENT OF OTHER ASSETS, OR LABOR CLAIMS), ARISING OUT OF BREACH OF EXPRESS OR IMPLIED WARRANTY, BREACH OF CONTRACT, MISREPRESENTATION, NEGLIGENCE, STRICT LIABILITY IN TORT OR OTHERWISE, EXCEPT ONLY IN THE CASE OF DEATH OR PERSONAL INJURY WHERE AND TO THE EXTENT THAT APPLICABLE LAW REQUIRES SUCH LIABILITY.

         (d) DISPUTE RESOLUTION. Any controversy or claim relating to this Agreement or any breach thereof shall be settled solely and finally by arbitration in accordance with the rules of the American Arbitration Association ("AAA") then in effect in the State of California, and


                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                             CONFIDENTIAL TREATMENT
                             ----------------------
judgment upon such award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The arbitrator may provide that the cost of the arbitration (including reasonable legal fees) incurred by the prevailing party) will be borne by the non-prevailing party.

         (e) SEVERABILITY. If any provision of the Agreement is held to be invalid or unenforceable at law, that provision will be reformed as a valid provision to reflect as closely as possible the original provision giving maximum effect to the intent of the parties, or if that cannot be done, will be severed from the Agreement without affecting the validity or enforceability of the remaining provisions.

         (f) SURVIVAL. The provisions of Sections 4 (for a period of 3 months), 5, 7, 8 and 10 shall survive termination of this Agreement.

         (g) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements and undertakings, both written and oral, with respect to the subject matter hereof.

         (h) HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         (i) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same document.


                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                             CONFIDENTIAL TREATMENT
                             ----------------------


         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their duly authorized representatives as of the date first above set forth.


                                      REAL APPLICATIONS, LTD.




                                      By ______________________________________


                                      Name ____________________________________


                                      Title ___________________________________





                                      BUSINESS PARTNER SOLUTIONS, INC.




                                      By ______________________________________


                                      Name ____________________________________


                                      Title ___________________________________




                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                             CONFIDENTIAL TREATMENT
                             ----------------------

                                   SCHEDULE A
                                   ----------


                             DESCRIPTION OF SERVICES
                             -----------------------


                                     * * *




                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                             CONFIDENTIAL TREATMENT
                             ----------------------

                                    EXHIBIT G

                       INTERNAL REVENUE SERVICE FORM 8594





                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                                    EXHIBIT H
                             CONFIDENTIAL TREATMENT
                             ----------------------

                     AGREEMENT OF ASSIGNMENT AND ASSUMPTION
                     --------------------------------------


         THIS AGREEMENT OF ASSIGNMENT AND ASSUMPTION is entered into effective as of September 8, 1998, by and between REAL APPLICATIONS, LTD., a California corporation ("Assignor"), and BUSINESS PARTNER SOLUTIONS, INC., a Texas corporation ("Assignee"). Capitalized terms not defined herein shall have the meanings ascribed to them in that certain Asset Purchase Agreement of even date herewith by and between Assignor and Assignee (the "Asset Purchase Agreement").

         1. ASSIGNMENT. For good and valuable consideration, receipt of which is hereby acknowledged, Assignor hereby assigns, transfers and sets over to Assignee, effective as of the date hereof, the inventory, performance and all other obligations associated with firm sales orders which have not shipped relating to sales which have not occurred and listed in SCHEDULE 2.2(A) and all Master Distributor Agreements pertaining to REAL's customers listed in SCHEDULE 2.2(B) (collectively, the "Obligations").

         2. ASSUMPTION. Assignee hereby expressly assumes, and hereby covenants and agrees to perform and fulfill, all of the obligations of the Assignor which are to be performed in connection with such Obligations, as fully as if Assignee had originally been obligated to make such payments.

         3. INDEMNITY. Assignee agrees to indemnify, defend and hold the Assignor harmless from and against any and all claims, losses, costs, expenses or liabilities arising on or after the date hereof from Assignee's failure to perform under such Obligations.

         4. CONSENTS OF OTHERS OBTAINED. Assignor represents and warrants that it has obtained the consents required to be obtained to assign the Obligations to Assignee.

         5. NO KNOWN DEFAULTS. Assignors represents and warrants that to its knowledge there is no default or breach by Assignor or any other party, and no event which, with notice and/or the passage of time would constitute a breach or default by Assignor or any other party, in connection with the Obligations.


                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                             CONFIDENTIAL TREATMENT
                             ----------------------

         6. MISCELLANEOUS. Any waiver by either party of a breach of any term, provision or condition of this Agreement shall not operate or be construed as a waiver of any subsequent breach of the same or any other term, provision or condition of this Agreement. No waiver of any term, provision or condition of this Agreement shall be valid unless in writing and signed by the party agreeing to such waiver. This Agreement shall be governed by and construed in accordance with the laws of the State of California, provided, however, that this Agreement shall be construed as intended by the parties. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which shall together constitute one instrument.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement of Assignment and Assumption as of the date first above written.

                                    ASSIGNOR:

                                    REAL APPLICATIONS, LTD., a California
                                    corporation



                                    By ____________________________________

                                    Its ___________________________________


                                    ASSIGNEE:

                                    BUSINESS PARTNER SOLUTIONS, INC.,
                                    Texas corporation



                                    By ____________________________________

                                    Its ___________________________________



                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                             CONFIDENTIAL TREATMENT
                             ----------------------

                                 SCHEDULE 2.2(a)
                                 ---------------

                                      * * *





                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                                       S2.2(a)-1

                             CONFIDENTIAL TREATMENT
                             ----------------------

                                 SCHEDULE 2.2(b)
                                 ---------------

                                      * * *


                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                                       S2.2(b)-1

                             CONFIDENTIAL TREATMENT
                             ----------------------

                                 SCHEDULE 2.1(a)

                                   INTANGIBLES


                                      None




                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                                    2.1(a)-1

                             CONFIDENTIAL TREATMENT
                             ----------------------

                                 SCHEDULE 2.1(c)

                                     PERMITS


                                      None




                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                                    2.1(c)-1

                                 SCHEDULE 2.2(a)
                             CONFIDENTIAL TREATMENT
                             ----------------------

                              ASSUMED SALES ORDERS


                                       ***




                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                                    2.2(a)-1

                             CONFIDENTIAL TREATMENT
                             ----------------------

                                 SCHEDULE 2.2(b)

                     ASSIGNED MASTER DISTRIBUTOR AGREEMENTS


                                       ***



                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                                    2.2(b)-1

                             CONFIDENTIAL TREATMENT
                             ----------------------

                                  SCHEDULE 3.8

                               CUSTOMERS AND SALES


                                       ***



                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                                     3.8-1

                             CONFIDENTIAL TREATMENT
                             ----------------------

                                  SCHEDULE 3.10

                                CERTAIN CUSTOMERS


                                       ***





                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                                     3.10-1

                             CONFIDENTIAL TREATMENT
                             ----------------------

                                  SCHEDULE 3.12

                                    DOCUMENTS


(a) IBM Business Partner Agreement by and between REAL and IBM (Distributor Profile/Solution Provider Profile) dated as of January 13, 1997 with the following attachments: General Terms; Complementary Marketing Terms; North American Solution Provider Attachment; Managing Industry Remarketer - Schedule A; Remarketer General Terms.

(b) U.S. Business Partner Agreement by and between REAL and Candle Corporation effective June 1997.

(c) Managing Industry Remarketer Non-Exclusive Distributor Agreement by and between REAL and International Marketing Strategies, Inc. dated as of December 31, 1996.

(d) Midrange Value Added Distributor Agreement by and between REAL and Wall Data Incorporated dated as of May 22, 1998.

(e) Form of Reseller Agreement by and between REAL and Computer Associates International, Inc. Second Amendment dated as of November 28, 1995.

(f)      Form of Master Distributor/Solution Provider Sales Agreement

(g) Master Managing Industry Remarketer Sales Agreement by and between REAL and *** and discount schedule. Amendment No. 03 is dated as of May 29, 1998.

(h) Master Distributor/Solution Provider Sales Agreement by and between REAL and *** as successor in interest to *** dated as of August 13, 1998.

(i) Industry Remarketer Affiliate Master Sales Agreement by and between REAL and Strategic Systems Southwest, Inc. dated as of August 15, 1994 and discount schedule.

(j) Reseller Agreement by and between REAL and *** dated as of March 7, 1994 and discount schedule.

(k) Reseller Agreement by and between REAL and *** dated as of _____. Discount schedule and form of Credit Application are included.

(l) Master Managing Industry Remarketer Sales Agreement by and between REAL and *** ("IRA") dated as of April 18, 1996. Discount schedule revised November 14, 1996.

(m) Master Managing Industry Remarketer Sales Agreement by and between REAL and *** ("IRA") dated as of April 23, 1996. Discount schedule revised May 13, 1997.

(n) Master Managing Industry Remarketer Sales Agreement by and between REAL and *** ("IRA") dated as of July 26, 1996. Discount schedule included, revised in November 30, 1995.


                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                                     3.12-1

                             CONFIDENTIAL TREATMENT
                             ----------------------

(o) Master Managing Industry Remarketer Sales Agreement by and between REAL and *** ("IRA") dated as of June 18, 1996. No discount schedule since 1996 per REAL.

(p) Master Managing Industry Remarketer Sales Agreement by and between REAL and *** ("IRA") dated as of June 18, 1996. Discount schedule revised as of May 20, 1998.

(q) Industry Remarketer Affiliate Master Sales Agreement by and between REAL and *** dated as of April 8, 1994. Discount schedule revised as of July 1, 1994.

(r) Master Distributor / Solution Provider Sales Agreement by and between REAL and *** dated as of August 4, 1997.

(s) Master Industry Remarketer Affiliate Sales Agreement by and between REAL and *** dated as of October 31, 1995.

(t)      Discount schedule for *** revised as of May 21, 1998.

(u) Employment Agreements and schedule of compensation for those employees listed in SCHEDULE 5.6.

(v)      Summary of Employment Benefits.

(w) List of principal customers and suppliers by product, showing dollar amounts.

(x) Unaudited financial statements as of April 30, 1998. Audited financial statements for the fiscal years ended April 30, 1997 and 1996.

(y)      Overheads of Fiscal Year 1999 Plan.



                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                                     3.12-2

                             CONFIDENTIAL TREATMENT
                             ----------------------

                                  SCHEDULE 3.16

                              IBM COMPLIANCE ISSUES


                                       ***





                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                                     3.16-1

                             CONFIDENTIAL TREATMENT
                             ----------------------

                                  SCHEDULE 5.4

                                    RESELLERS


                                       ***





                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                                     5.4-1

                             CONFIDENTIAL TREATMENT
                             ----------------------

                                  SCHEDULE 5.6

                                EMPLOYEES/AGENTS


                                       ***


                                            *CONFIDENTIAL MATERIAL REDACTED AND
                                           FILED SEPARATELY WITH THE COMMISSION

                                     5.6-1